UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
 (Date of earliest event reported)

 June 20, 2008
__________________________

PIER 1 IMPORTS, INC.
(Exact name of registrant as specified in charter)
Delaware	1-07832	75-1729843
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
100 Pier 1 Place, Fort Worth, Texas 76102
(Address of principal executive offices, and zip code)

817-252-8000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On June 20, 2008 the Board of Directors of Pier 1 Imports, Inc. (the “Company”), named Laura A. Schack as the Company’s Principal Accounting Officer effective June 30, 2008. Ms. Schack, age 42, joined the Company in May of 1999.  She has served in the following positions with one or more of the Company’s subsidiaries: Vice President of Accounting and Reporting effective July 2005, Vice President and Controller effective June 2007 and Senior Vice President and Controller effective April 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIER 1 IMPORTS, INC.

Date:	June 20, 2008	By:	/s/ Michael A. Carter
Michael A. Carter, Senior Vice President and
General Counsel, Secretary